THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THIS NOTE AND/OR THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO GLOBAL DATATEL, INC. THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

                              GLOBAL DATATEL, INC.


Principal Sum: $1,250,000
Holder: Surge Components, Inc.


GLOBAL DATATEL, INC., a Nevada corporation (the "Corporation"), for value received hereby promises to pay the principal sum set forth above (the "Principal Sum") to the order of the above-referenced holder (the "Holder") on or before December 5, 2001 (the "Maturity Date") subject to acceleration and mandatory prepayment, as provided herein. Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and shall be made in lawful currency of the United States of America and in immediately available funds. This note (the "Note") reflects the remaining balance on, and hereby replaces and supersedes in its entirety a prior note, dated March 14, 2000, in the principal amount of $6,250,000. This note shall continue to accrue interest at the rate of ten percent (10%) per annum from and after the date hereof for the full amount of the Principal Sum. Accrued and unpaid interest shall be payable on the Maturity Date; after the Maturity Date until paid in full; upon any prepayment on the amount prepaid; or on conversion (each, an "interest payment date"). All computations of interest hereunder shall be made based on the actual number of days elapsed in a year of 360 days (including the first day, but excluding the last day, during which any such Principal Sum is outstanding). This Note is subject to certain covenants of the Corporation as indicated in Section 4 hereof. This Note shall be automatically deemed cancelled and discharged in full, if no Triggering Event (as defined below) occurs prior to the Maturity Date. This Note is the Note referred to in the Asset Purchase Agreement, dated as of December 8, 1999, as amended, among the Corporation, the Holder, and GDIS Acquisition Corp., part of the principal amount of which, and all interest on the entire Note, has been repaid and discharged in consideration for the Termination, Release and Debt Discharge Agreement, dated as of December 4, 2000 between the parties, and is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided herein. This Note is given as a continuation, and extension of, and not a novation, release or satisfaction of, the existing debt of the Corporation to the Holder.

1. Issuance. This Note represents the remaining principal amount of the Promissory Note issued pursuant to the terms of an Asset Purchase Agreement, dated December 8, 1999 (the "Purchase Agreement"), which replaced and superseded a prior Merger Agreement and Plan of Reorganization by and among the Corporation, Global Datatel Acquisition Corporation and the Holder (the "Merger Agreement").

2. Prepayment. This Note may be prepaid in whole at any time or in part from time to time. All payments by the Corporation hereunder shall be applied first to pay any interest which is due, but unpaid, then to reduce the Principal Sum. The Corporation (i) waives presentment, demand, dishonor, notice of dishonor, protest or notice of any kind in connection with this Note and (ii) agrees to pay to the holder hereof, on demand, all costs and expenses (including reasonable legal fees and expenses) incurred in connection with the enforcement and collection of this Note.

3. Security Agreement; Pledge. Pursuant to a Termination, Release and Debt Discharge Agreement (the "Termination Agreement") between the Corporation and the Holder, the obligations of the Corporation under this Note are no longer secured by all of the assets of the Corporation, under the Pledge Agreement, dated October 8, 1999, with respect to certain shares of Common Stock of the Corporation, or under the Pledge Agreement relating to the assets of the Corporation, dated June 2, 2000.


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

4. Negative Covenants of Corporation The Corporation covenants and agrees that, so long as this Note shall be outstanding, it will perform the obligations set forth in this Section 4:

         (i) Liquidation, Dissolution. The Corporation will not liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with the Corporation (so long as the Corporation is the surviving entity and no Event of Default shall occur as a result thereof);

         (ii) Sales of Assets. The Corporation will not sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of its properties or assets to any person or entity, provided that this clause (ii) shall not restrict the transactions contemplated by the Termination Agreement or any disposition made in the ordinary course of business and consisting of

                (1) capital goods which are obsolete or have no remaining useful life; or

                (2) finished goods inventories.

         (iii) Redemptions. The Corporation will not redeem or repurchase any outstanding equity securities of the Corporation, except for rescission offers as necessary or appropriate to address possible violations of applicable securities laws;

         (iv) Indebtedness. The Corporation will not create, incur, assume or suffer to exist, contingently or otherwise, any indebtedness which is not expressly subordinated in right of payment to the Notes, except as may be required in the future set forth in (v) below;

         (v) Negative Pledge. The Corporation will not create, incur, assume or suffer to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any financing lease) (each, a "Lien") upon any of its property, securities, revenues or assets, whether now owned or hereafter acquired, except:

                  (1) Liens granted to secure indebtedness to Senior Lenders
         (as defined in Section 11 below) incurred to finance the acquisition (whether by purchase or capitalized lease) of tangible assets, but only on the assets acquired with the proceeds of such indebtedness;

                  (2) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (3) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (4) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; and

                  (5) judgment Liens to the extent not covered by insurance which do not exceed $25,000 and are in existence less than 30 days after the entry thereof or with respect to which execution has been stayed;


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


         (vi) Investments. The Corporation will not purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities or make or permit to exist any investment or capital contribution or acquire any interest whatsoever in any other person or entity or permit to exist any loans or advances for such purposes except for existing investments and investments in direct obligations of the United States of America or any agency thereof, obligations guaranteed by the United States of America and certificates of deposit or other obligations of any bank or trust company organized under the laws of the United States or any state thereof and having capital and surplus of at least $500,000,000; provided, however, that nothing contained in this clause
(vi) shall preclude the Company from making acquisitions for the purpose of expanding its business.

         (vii) Transactions with Affiliates. The Corporation will not enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any person or entity affiliated with the Corporation, except in the ordinary course of and pursuant to the reasonable requirements of its business and upon fair and reasonable terms not less favorable than would be obtained in a comparable arms-length transaction with any other person or entity not affiliated with the Corporation;

         (viii) Dividends. The Company will not declare or pay any cash dividends or distributions on its outstanding capital stock.

5.   Cancellation; Conversion.

         (a) On the Maturity Date, if no Triggering Event shall have occurred, the outstanding principal balance of this Note and all accrued and unpaid interest shall automatically be forgiven by the Holder and this Note shall be canceled. In the event of a Triggering Event, this note shall remain outstanding to the extent unpaid, and become immediately due and payable to the extent of the cost of litigation, including attorneys fees, and the maximum amount of damages claimed, in addition to any other remedies Holder may have.

         (b) The Holder, at its sole discretion, may convert this Note into common stock, $.001 par value ("Common Stock") of the Corporation in whole or in part, at the conversion price set forth in Section 6 below, at any time.

         (c) Simultaneously with the issuance of this Note, the Corporation shall reserve for issuance upon conversion of this Note the total number shares of Common Stock issuable upon conversion of this Note. The Initial Conversion Price shall be determined as set forth in Section 6 below, and may be adjusted from time to time in accordance with Section 6 below (the "Conversion Shares"). The Conversion Shares are subject to the terms and conditions of the existing Registration Rights agreement between the Corporation and the Holder.

         (d) If any capital reorganization or reclassification of the Common Stock, stock split, reverse stock split, stock dividends, distribution on its outstanding shares of Common Stock, stock combination, or consolidation or merger of the Corporation with or into another corporation, or distribution of the proceeds of any sale or conveyance of all or substantially all of its assets to another corporation (a "Capital Event") shall be effected, then, as a condition precedent of such Capital Event, the following provision shall be made: the Holder of the Note shall, from and after the date of such Capital Event sale have the right to receive upon conversion (in lieu of the shares of Common Stock of the Corporation immediately theretofore issuable upon the exercise of conversion rights), such shares of stock, securities or assets as would have been issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore issuable upon conversion of the Note (regardless of whether the Note was actually convertible at such time). In any such case, appropriate provision shall be made with respect to the rights and interests of the Holders to the end that such conversion rights ' including, without limitation, provisions for appropriate adjustments) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of the Note.

6. Conversion Price. If this Note is converted by the Holder into shares of Common Stock of the Corporation the conversion price shall be an amount equal to ninety percent (90%) of the average closing price for the twenty trading days prior to the Corporation's receipt of notice of conversion. If no such trading price quotations are available, the Conversion Price shall be $.10 of principal and interest per share. The Initial Conversion Price for purposes of the reservation of Section 5(c) above shall be $.10 of principal and interest per share of Common Stock converted into.


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

7. Issuance of Note and Conversion Shares. The Corporation represents, warrants and covenants that the Corporation has full corporate power and authority to execute and deliver this Note; the execution, delivery and performance by the Corporation of this Note has been duly and validly authorized and approved by the Corporation's Board of Directors; this Note has been duly and validly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other such similar laws affecting the enforcement of creditors' rights generally; and all the Conversion Shares will be duly and validly issued, fully paid and non-assessable, and not issued in violation of the preemptive rights of any stockholder; the execution, delivery and performance of the Note does not violate, conflict with or result in a breach or default under (after the giving of notice or the passage of time or both), or permit the termination of, any contract, right, other obligation or restriction relating to or which affects the Conversion Shares or the Corporation or any of its subsidiaries to which the Corporation or any of its Subsidiaries is a party or by which either of them or their assets or business may be bound or subject, or results in the creation of any lien upon the Conversion Shares or upon any of the assets of the Corporation or its subsidiaries pursuant to the terms of any contract.

8.   Events of Default Triggering Event and Acceleration of the Note.

         (a) An "event of default" with respect to this Note shall exist if any of the following shall occur:

                (i) The Corporation shall breach or fail to comply with any provision of this Note and such breach or failure shall continue for five (5) business days after written notice thereof to the Corporation by the Holder of the Notes or its assignees.

                (ii) A receiver, liquidator or trustee of the Corporation or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than fifteen (15) days; or the Corporation shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Corporation shall be sequestered by court order and such order shall remain in effect for more than fifteen (15) days; or a petition to reorganize the Corporation under any bankruptcy, reorganization or insolvency law shall be filed against the Corporation and shall not be dismissed within forty-five (45) days after such filing.

                (iii) The Corporation shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.

                (iv) The Corporation shall make an assignment for the benefit of its Creditors, or consent to the appointment of a receiver, trustee or liquidator of the Corporation, or of all or any substantial part of its properties.

                (v) A Triggering Event shall occur when, in order to induce Surge to enter into this Note and discharge a portion of the Global Note, Global agrees that in the event that at any time within 12 months following the date hereof, any claims or proceedings ("Claims") are instituted against any of the Released Parties in connection with, directly or indirectly, the Released Matters, or a breach of the Termination Agreement or this Note, or any of the representations, warranties or covenants therein or herein (any of which shall be deemed to be a "Triggering Event"), this Note shall not terminate and any remaining balance thereon shall remain due and payable in full, up to and including the cost of litigation, and claimed damages asserted in addition to any other remedies that may then be available to the Holder.

         (b) If an event of default referred to in clause (i) above shall occur, the Holder may, in addition to such Holder's other remedies, by written notice to the Corporation, declare the principal amount of this Note, together with all interest accrued and unpaid thereon, to be due and payable immediately. Upon any such declaration, such amount shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note. If an event of default referred to in clauses (ii), (iii) or (iv) shall occur, the principal amount of this Note, together with all interest accrued thereon, shall become immediately due and payable and the Holder shall have all such rights and remedies, if any, provided for under the terms of this Note.

9. Interest Rate Limitation. It is the intent of Holder and the Corporation in this execution of this Note, that the loan evidenced hereby be exempt from the restrictions of applicable state usury laws. In the event that for any reason, it should be determined that any such usury law is applicable to this Note, the Holder and the Corporation stipulate and agree that none of the terms and provisions contained herein shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of such state. In such event, if the Corporation shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by applicable state law, all such sums shall, at the option of Holder, be credited to the payment of the sums due hereunder or returned to the Corporation.

10. Subordination. The Holder hereby subordinates the payment of all present and future indebtedness under or on account of this Note to the payment of any and all other debts, obligations and liabilities of the Corporation of any nature whatsoever to all banks, any other financial institutions and International Business Machines, Inc. ("IBM") (collectively, "Senior Lenders"), whether absolute or contingent, due or to become due, now existing, hereafter arising, or otherwise. Upon any distribution of any assets of the Corporation, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, all such other Senior Lenders shall be entitled to receive payment in full of the indebtedness to them prior to the payment of all or any part of the indebtedness hereunder to the Holder. In addition, the Holder hereby agrees to not accept any payments under the Note while there exists an event of default under any indebtedness to a Senior Lender.

11.  Miscellaneous.

         (a) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, by facsimile, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to such address as such Holder shall furnish to the Corporation in accordance with this Section, or (b) if to the Corporation, to it at its headquarters office, or to such other address as the Corporation shall furnish to the Holder in accordance with this Section.

         (b) The provisions of this Note may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Corporation and the Holder of the Note.

         No failure or delay on the part of the Holder in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Corporation, in any case, shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Holder shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         (c) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein. To the extent that the Corporation makes a payment or payments to the Holder, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         (d) The Corporation may consider that the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) unless the Corporation is given specific notice to the contrary. In case of transfer of this Note, the transferee agrees to notify the Corporation of such transfer and of its address, and to submit appropriate evidence regarding such transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Corporation by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

         (e) THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS AND INSTRUMENTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY AND CONSENT TO THE CHOICE OF VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK TO HEAR ANY DISPUTE IN CONNECTION WITH THIS NOTE.

         (f) THE HOLDER AND THE CORPORATION HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE HOLDER OR THE CORPORATION, THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER'S PURCHASING THIS NOTE.

         (g) Upon the occurrence of an uncured event of default, the Holder of this Note shall be entitled to recover its legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.

         (h) In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.

         IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed in its name by its duly authorized officer on the date set forth below


Dated: as of December 4, 2000

GLOBAL DATATEL, INC.


By: /s/Antonio Serrato
   ---------------------------
   Name:  Antonio Serrato
   Title: President



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